UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 25, 2004


                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)




        STATE OF DELAWARE                  1-143           38-0572515
        -----------------                  -----           ----------
    (State or other jurisdiction of     (Commission     (I.R.S. Employer
    Incorporation or Organization)      File Number)   Identification No.)

    300 Renaissance Center,                                48265-3000
    Detroit, Michigan                                      (Zip Code)
    -----------------------------------------------------------------
                  (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS


On October 25, 2004, Dominion Bond Rating Service Limited (DBRS) confirmed short-term ratings at R-1 (low) and downgraded long-term ratings to BBB (high), all with stable trends, for General Motors Corporation (GM) and General Motors Acceptance Corporation (GMAC). Their press release follows:

Date of Release: October 25, 2004

Downgrades Long-Term Debt to BBB (high), Confirms at R-1 (low), Removed from Under Review - Negative

Current Date: Monday, October 25, 2004

Issuer                       Debt Rated         Rating        Rating    Trend
                                                Action
-------------------------------------------------------------------------------

General Motors Acceptance    Commercial         Confirmed     R-1       Stb
Corporation                  Paper                           (low)
--------------------------
General Motors Acceptance    Commercial         Confirmed     R-1       Stb
Corporation (N.Z.) Limited   Paper                           (low)
--------------------------
General Motors Acceptance    Commercial         Confirmed     R-1       Stb
Corporation (U.K.) plc       Paper                           (low)
--------------------------
General Motors Acceptance    Commercial         Confirmed     R-1       Stb
Corporation of Canada,       Paper (guar. by                 (low)
Limited                      GMAC)
--------------------------
General Motors Acceptance    Commercial         Confirmed     R-1       Stb
Corporation, Australia       Paper                           (low)
--------------------------
General Motors Corporation   Commercial         Confirmed     R-1       Stb
                             Paper                           (low)
--------------------------
General Motors of Canada     Commercial         Confirmed     R-1       Stb
Limited                      Paper                           (low)
--------------------------
GMAC Bank GmbH               Commercial         Confirmed     R-1       Stb
                             Paper                           (low)
--------------------------
GMAC Commercial Mortgage     Commercial         Confirmed     R-1       Stb
Bank Europe, plc             Paper                           (low)
--------------------------
GMAC Commercial Mortgage     Commercial         Confirmed     R-1       Stb
Japan, K.K.                  Paper                           (low)
--------------------------
GMAC International Finance   Commercial         Confirmed     R-1       Stb
B.V.                         Paper                           (low)
--------------------------
GMAC, Australia (Finance)    Commercial         Confirmed     R-1       Stb
Limited                      Paper                           (low)
--------------------------
General Motors Acceptance    Senior             Downgraded    BBB       Stb
Corporation                  Long-Term Debt                  (high)
--------------------------
General Motors Acceptance    Medium &           Downgraded    BBB       Stb
Corporation (N.Z.) Limited   Long-Term Debt                  (high)
--------------------------
General Motors Acceptance    Notes &            Downgraded    BBB       Stb
Corporation of Canada,       Debentures                      (high)
Limited                      (guar. by GMAC)
--------------------------
General Motors Acceptance    Medium &           Downgraded    BBB       Stb
Corporation, Australia       Long-Term Debt                  (high)
--------------------------
General Motors Corporation   Long-Term Debt     Downgraded    BBB       Stb
                                                             (high)

General Motors Corporation   Convertible        Downgraded    BBB       Stb
                             Debentures                      (high)y
--------------------------
General Motors Corporation   Ind. Dev.          Downgraded    BBB       Stb
                             Empower. Zone                   (high)
                             Rev. Bds., S2004
                             (Issued by NYC Ind.
                             Dev. Agency,
                             Guar. by GMC)
--------------------------
General Motors of Canada     Long-Term Debt     Downgraded    BBB       Stb
Limited                                                      (high)
--------------------------
GMAC Bank GmbH               Medium &           Downgraded    BBB       Stb
                             Long-Term Debt                  (high)
--------------------------
GMAC Commercial Mortgage     Long-Term Debt     Downgraded    BBB       Stb
Funding, plc                                                 (high)
--------------------------
GMAC Commercial Mortgage     Medium &           Downgraded    BBB       Stb
Japan, K.K.                  Long-Term Debt                  (high)
--------------------------
GMAC International Finance   Medium &           Downgraded    BBB       Stb
B.V.                         Long-Term Debt                  (high)
--------------------------

     Note: General Motors Acceptance Corporation of Canada, Limited; General Motors Acceptance Corporation (N.Z.) Limited; General Motors Acceptance Corporation, Australia; GMAC Bank GmbH, GMAC Commercial Mortgage Funding, plc; GMAC Commercial Mortgage Japan, K.K.; and GMAC International Finance B.V. debt is guaranteed by General Motors Acceptance Corporation.

     DBRS has downgraded the long-term debt ratings of the General Motors group of companies ("GM" or the "Group") to BBB (high) from A (low), all with Stable trends. With these rating actions, the Company has been removed from "Under Review With Negative Implications".

     In the past, the Group's rating has been influenced by two key factors: (1) the long-term decline in GM's market share, and (2) high sales incentives, which were impacting margins. However, three other key factors are influencing the ratings, which resulted in the downgrades: (1) Rising health care costs. The inability to drive health care cost increases down from GM's initial health care cost inflation rate of 8.5% to its ultimate health care cost inflation rate of 5%. An upward revision to the initial trend rate (as recently indicated by management) would cause an increase in the size of the net unfunded other post-employment benefits (OPEB) liability ($57 billion as at December 31, 2003, excluding Medicare subsidy of $4 billion). (2) Problems in GM Europe. The problems in GM Europe are worse than expected and will be costly to remedy. The Company's plan to lay off 12,000 personnel in Europe, particularly the 10,000 workers in Germany, will be costly and not without execution risk. (3) Rising energy and material prices. High gasoline prices could impact the demand for GM's highly profitable SUVs and pickup trucks. In addition, rising material costs (steel and plastics) place further pressure on the already thin automotive margins.

     Nevertheless, the BBB (high) rating is still well supported by GM's favourable balance sheet and good liquidity. DBRS expects that a solid introduction of new vehicles should help stabilize market share over the next five years. Price incentives have shown some evidence of moderating, which together with the Company's long track record on cost reductions should help stabilize earnings. Furthermore, General Motors Acceptance Corporation has a relatively liquid portfolio of auto receivables, strong asset quality, and continues to generate solid income. Thus, DBRS has assigned Stable trends to the long-term debt.

     Dominion Bond Rating Service (DBRS) will publish a full report shortly that will provide additional analytical detail on this rating action. If you are interested in receiving this report, please contact us at: info@dbrs.com.


     Information contained herein is obtained by DBRS from sources believed by it to be accurate and reliable. Due to the possibility of human or mechanical error as well as other factors, such information is provided "as is" without warranty of any kind and DBRS, in particular, makes no representation or warranty, express or implied, as to the accuracy, timeliness, completeness, merchantability or fitness for any particular purpose of any such information. DBRS shall not be liable in contract, tort or otherwise for: (a) any loss or damage in whole or in part caused by, resulting from, or relating to, any error (negligent or otherwise) or other circumstance or contingency within or outside the control of DBRS or any of its directors, officers, employees, independent contractors, or agents in connection with, or related to, obtaining, collecting, compiling, analyzing, interpreting, communicating, publishing or delivering any such information; or (b) any direct, indirect, special, consequential, compensatory or incidental damages whatsoever (including, without limitation, lost profits), even if DBRS is advised in advance of the possibility of such damages, resulting from the use of or inability to use, any such information. In addition to the foregoing, the rights of subscribers of DBRS are governed by the terms and conditions of the applicable Subscription Agreement. In the event of any conflict between this document and the Subscription Agreement, the Subscription Agreement shall govern (without limitation, a conflict shall not include the failure of the Subscription Agreement to cover a matter covered herein). The credit ratings, if any, constituting part of the information contained herein are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.


                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  October 26, 2004              By:  /s/PETER R. BIBLE
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)